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                                                                Exhibit 10(a)(3)

                        SCHEDULE OF EMPLOYMENT AGREEMENTS

Employee                                                     Form of Agreement
--------                                                     -----------------
D.  W. Ehrenkranz .........................................  B

William F. Schwer .........................................  A

W. J. Smith ...............................................  B

Ben A. Oxnard, Jr .........................................  B

Walter C. Lehners .........................................  B

Mark S. Flegenheimer ......................................  B

Karen L. Mercer ...........................................  B